UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2006

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

     804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

               (336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

           N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Sighisoara, Romania Asset Purchase Agreement. On November 27, 2006, Automotive Safety Components International RO SRL. (“Safety Romania”), a Romanian company and indirect wholly-owned subsidiary of International Textile Group, Inc. (the “Company”), entered into a purchase agreement (the ”Purchase Agreement”) with Parat Ro s.r.l., a Romanian company (“Parat”), to purchase the assets of Parat’s automotive airbag manufacturing business located in Sighisoara, Romania. Parat currently provides contract “cut and sew” services at this facility to the Company’s European automotive airbag business. The Purchase Agreement generally provides that Safety Romania will acquire Parat’s real property located in Sighisoara, Romania and Parat’s movable fixed assets, inventory, employees and contract rights and obligations related to the automotive airbag manufacturing business at the Sighisoara facility. The Purchase Agreement gives Safety Romania the right to reject assets for certain reasons. The Purchase Agreement provides that Parat will retain assets related to its baggage-manufacturing business and lease space in the Sighisoara facility from Safety Romania to continue its baggage-manufacturing business at the facility. The Purchase Agreement provides that the purchase will close effective January 1, 2007 subject to certain closing conditions. The net Purchase Price without VAT under the Purchase Agreement is €5.5 million payable on January 5, 2007. The English translation of the German language Purchase Agreement (with schedules, annexes and exhibits omitted) is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Amendment No. 8 to Wachovia Credit Facility of Safety Components International Division. On December 14, 2006, the Company and certain of its subsidiaries in its Safety Components International Division entered into an amendment to their credit facility with Wachovia Bank, National Association (“Wachovia”). The amendment generally provides Wachovia’s consent to the transactions contemplated in the Purchase Agreement described above. The amendment to the credit facility is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

2.1

English Translation of German Language Purchase Agreement dated November 27, 2006 by and between Parat RO s.r.l. and Automotive Safety Components International RO, SRL. Schedules, annexes and exhibits are omitted. The Company will supplementally furnish any omitted schedule, annex or exhibit to the Commission upon request.

10.1	Amendment No. 8 to Loan and Security Agreement, dated as of December 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By: /s/ Gary L. Smith
Gary L. Smith
Executive Vice President & Chief Financial Officer

Date: December 14, 2006

Exhibits

2.1

English Translation of German Language Purchase Agreement dated November 27, 2006 by and between Parat RO s.r.l. and Automotive Safety Components International RO, SRL. Schedules, annexes and exhibits are omitted. The Company will supplementally furnish any omitted schedule, annex or exhibit to the Commission upon request.

10.1	Amendment No. 8 to Loan and Security Agreement, dated as of December 14, 2006.